UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2004


                          Premier Alliance Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         000-50502                                  20-0443575
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   (Commission File Number)              (IRS Employer Identification Number)


                4521 Sharon Road, Suite 300, Charlotte, NC 28211
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                    (Address of Principal Executive Offices)

                                 (704) 521-8077
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              (Registrant's Telephone Number, Including Area Code)

                             Continuum Group C Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| |Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
| |Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14-12)
| |Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17CFR 240.14d-2(b))
| |Pre-commencement communications
   pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In a current report on Form 8-K filed on November 12, 2004 (the "Share Exchange Form 8-K"), we disclosed the consummation of a share exchange agreement between our company and Premier Alliance Group, Inc., a North Carolina corporation ("Old Premier"), followed by merger of Old Premier into our company and the changing of our name from "Continuum Group C Inc." to our current name.

In connection with that share exchange, we amended our articles of incorporation by filing on November 15, 2004, a certificate of designations, powers, preferences and other rights and qualifications of our Class A preferred stock. The certificate of designations authorized us to issue 4,323,137 shares of Class A preferred stock, which is the number of shares that we issued to shareholders of Old Premier in the share exchange.

Shares of our Class A preferred stock are convertible, at the option of the holder, into a number of shares of our common stock derived by multiplying the number of shares of Class A preferred stock to be converted by the "Conversion Value" and dividing the result by the "Conversion Price." As of the date of this current report on Form 8-K, the Conversion Value and Conversion Price are both $0.14, meaning that each share of Class A preferred stock is convertible into one share of common stock.

Each share of Class A preferred stock will automatically be converted into shares of common stock if the market price of the common stock exceeds $0.29 per share, as adjusted to reflect any stock split or similar adjustment to our capitalization.

If we issue any additional stock without consideration or for a consideration per share less than the Conversion Price then in effect, the Conversion Price will be reduced to an amount equal to that lower purchase price. This antidilution protection does not apply to certain issuances of additional stock.

Dividends accrue on shares of Class A preferred stock at a rate of 8% per annum of the "Dividend Value" ($0.14 per share) until the earlier of (1) June 1, 2007, or (2) an automatic conversion of shares of Class A preferred stock into common stock. All dividends will be cumulative on an annual basis from the date of issuance and will be payable annually in arrears.

This description of the terms of our Class A preferred stock is qualified in its entirety by reference to the copy of the certificate of designations of our Class A preferred stock attached as an exhibit to this current report on Form 8-K.

ITEM 9            FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.    Description
----------     ------------

3.1 Certificate of designations, powers, preferences and other rights and qualifications of the Class A convertible preferred stock of Premier Alliance Group, Inc.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PREMIER ALLIANCE GROUP, INC.


Dated: November 18, 2004                    By:    /s/ Mark S. Elliott
                                                   --------------------------
                                                   Mark S. Elliott, President